SERIES A PREFERRED STOCK


         The Series A Preferred Stock may convert into one share of Common Stock of the Company at any time at the discretion of the holder. The Series A Preferred Stock is entitled to a $0.05 dividend per year payable in Common Stock or cash at the discretion of the Board of Directors. The Company may at its option redeem the Series A Preferred Stock at a price of $6.67; the holder may choose alternatively to convert to Common Stock upon notice of redemption. The Series A Preferred Stock have the right to vote by majority vote as a single class to elect one director to the Board of Directors until such time as more than 50% of the Series A Preferred Stock has converted into Common Stock or until a liquidation preference event has occurred. The Series A Preferred Stock have the right to vote as a class on the merger, liquidation or dissolution of the Company or its subsidiaries, a sale of all or substantially all of the Company's assets or any of its subsidiaries, any increase in the number of authorized shares of any class or series of the Company's equity securities or any of its subsidiaries, creation of any new class or series of equity securities in the Company or any of its subsidiaries, and any increase in the number of members of the Board of Directors of the Company or its subsidiaries.

         In the event of any liquidation, dissolution or winding up of the Company or its subsidiaries, a sale or merger of the Company or any of its subsidiaries, a public offering of stock of the Company in excess of twenty-five million dollars, or a merger or consolidation of the Company in which the shareholders do not retain a majority of the voting power in the surviving corporation or a sale of all or substantially all of the Company's or any of its subsidiaries' assets and prior to any payment or distribution to equity securities ranking junior to the Series A Preferred Stock, the holders of Series A Preferred Stock would be entitled to receive an amount equal to $6.67 per share for the Preferred Stock plus an amount equal to all declared and unpaid dividends thereon. In the event there were insufficient assets to permit payment of the foregoing in full to the Series A Preferred Stock, then the assets of the Company would be distributed ratably to the holders of Series A Preferred Stock in proportion to their respective holdings. A majority of the vote or consent of the shares of the Series A Preferred Stock will be required to effect an amendment to adversely affect the powers, preferences or rights of the Preferred Stock.

         The Common Stock of the Company carries voting rights as required by state law. The Common Stock of the Company will receive a dividend solely at the discretion of the Board of Directors. The Company has not paid dividends on Common Stock and does not anticipate doing so in the near future. The Common Stock does not have redemption rights and has liquidation rights junior to creditors and to any outstanding shares of Preferred Stock. The Common Stock that will be received by the Series A Preferred Stockholders upon conversion of their shares and after receipt of any dividends thereon will be "freely tradable," i.e., exempt from registration under the federal securities laws, unless the holder is an affiliate of the Company or intends to engage in an underwriting.

                            SERIES B PREFERRED STOCK


         The Series B Convertible Preferred Stock ("Series B Preferred Stock") is entitled to a 9% cumulative annual dividend, payable quarterly in cash or Series B Preferred Stock as determined at the discretion of the Board of Directors. The Series B Preferred Stock is currently convertible at the option of the holder into Common Stock of the Company at a rate of $12.25 divided by $2.80, or 4.375 shares of Common Stock per share of Series B Preferred Stock ("Conversion Ratio"). The Company also has the right to convert the Series B Preferred Stock into Common Stock at any time four years from its purchase date, or February 18, 2003. The Conversion Ratio may decrease to $12.25 divided by $3.50, or 3.5 shares of Common Stock per share of Series B Preferred Stock, dependent upon the market price of the Company's Common Stock. An antidilutive adjustment would be made in the event of a stock split, stock distribution, stock dividend or reclassification of the Common Stock. In the event of a merger, asset sale, consolidation or reorganization, the holder of shares of Series B Preferred Stock would be entitled to the kind and amount of such securities and property received by the holders of Common Stock, as if the holder had converted such shares into Common Stock immediately prior to such event.

         The Series B Preferred Stock has the right to vote or act by written consent to effect amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or Bylaws to adversely affect the voting powers, rights and preferences of the Series B Preferred Stock. The Series B Preferred Stock may effect any such amendment either by vote or written consent of 66 2/3% of the outstanding shares of Series B Preferred Stock. The Series B Preferred Stock also has the right to vote: (i) upon the authorization or creation of any security ranking prior to Series B Preferred Stock in the payment of dividends or in asset distribution rights upon liquidation; (ii) upon the merger or consolidation of the Company, unless the holders of Series B Preferred Stock would receive shares of stock having the same rights and preferences in the surviving corporation and no securities, with the exception of the Series A, would be authorized or outstanding ranking in preference to the Series B with respect to the distribution of assets in liquidation and to the payment of dividends; (iii) and upon the redemption or purchase of parity or junior stock unless the dividends on the Series B Preferred Stock shall be first fully paid.

         The Series B Preferred Stock ranks senior to shares of Common Stock, Series C Preferred Stock and the Series D Preferred Stock of the Company, and junior to the shares of Series A, with respect to payments of dividends and liquidations. The Series B Preferred Stock has no redemption rights. The Series B Preferred Stock has one outstanding demand registration right which requires the Company to register the Series B Preferred Stock and the Common Stock underlying the conversion of the Series B Preferred Stock, so long as it is practicable for the Company to do so. The Series B Preferred Stock and the shares of Common Stock underlying the Series B Preferred Stock also have piggyback registration rights.

          The Common Stock of the Company carries voting rights as required by state law. The Common Stock of the Company will receive a dividend solely at the discretion of the Board of Directors. The Common Stock of the Company does not have redemption rights and is subordinate to all classes of the Company's Preferred Stock in the payment of dividends and in the distribution of assets upon liquidation or dissolution. The Company has not paid dividends on Common Stock and does not anticipate doing so in the near future. Common Stock issued upon conversion of the Series B Preferred Stock will be tradable until February 18, 2001 in accordance with the volume rules of Rule 144; and after February 18, 2001, will in most circumstances be freely tradable in accordance with Rule 144(k)(1)



                            SERIES C PREFERRED STOCK

         The Series C Preferred Stock is entitled to a 9% cumulative annual dividend, payable quarterly in cash or Series C Preferred Stock as determined at the discretion of the Board of Directors. The Series C Convertible Preferred Stock is currently convertible at the option of the holder into Common Stock of the Company at a rate of $12.25 divided by $2.80, or 4.375 shares of Common Stock per share of Series C Preferred Stock ("Conversion Ratio"). The Company also has the right to convert the Series C Preferred Stock into Common Stock at any time four years from its purchase date, or May 31, 2003. The Conversion Ratio may decrease up to $12.25 divided by $3.50, or 3.5 shares of Common Stock per share of Series C Preferred Stock, dependent upon the market price of the Company's Common Stock. An antidilutive adjustment would be made in the event of a stock split, stock distribution, stock dividend or reclassification of the Common Stock. In the event of a merger, asset sale, consolidation or reorganization, the holder of shares of Series C Preferred Stock would be entitled to the kind and amount of such securities and property received by the holders of Common Stock, as if the holder had converted such shares into Common Stock immediately prior to such event.

         The Series C Preferred Stock has the right to vote or act by written consent to effect amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or Bylaws to adversely affect the voting powers, rights and preferences of the Series C Preferred Stock. The Series C Preferred Stock may effect any such amendment either by vote or written consent of 66 2/3% of the outstanding shares of Series C Preferred Stock. The Series C Preferred Stock also has the right to vote: (i) upon the authorization or creation of any security ranking prior to Series C Preferred Stock in the payment of dividends or in asset distribution rights upon liquidation; (ii) upon the merger or consolidation of the Company, unless the holders of Series C Preferred Stock

--------------
(1) If a holder were an affiliate of the Company (a 10% or more holder or a controlling person), the volume rules of Rule 144 will still apply.

would receive shares of stock having the same rights and preferences in the surviving corporation and no securities, with the exception of the Series A and Series B Preferred Stock, would be authorized or outstanding ranking in preference to the Series C with respect to the distribution of assets in liquidation and to the payment of dividends; (iii) and upon the redemption or purchase of parity or junior stock unless the dividends on the Series C Preferred Stock shall be first fully paid.

         The Series C Preferred Stock ranks senior to shares of Common Stock of the Company, PARI PASSU to the shares of Series D Preferred Stock, and junior to the shares of Series A and Series B Preferred Stock with respect to payments of dividends and liquidations. The Series C Preferred Stock has no redemption rights. The Series C Preferred Stock and the shares of Common Stock underlying the Series C Preferred Stock have piggyback registration rights.

          The Common Stock of the Company carries voting rights as required by state law. The Common Stock of the Company will receive a dividend solely at the discretion of the Board of Directors. The Common Stock of the Company does not have redemption rights and is subordinate to all classes of the Company's Preferred Stock in the payment of dividends and in the distribution of assets upon liquidation or dissolution. The Company has not paid dividends on Common Stock and does not anticipate doing so in the near future. Common Stock issued upon conversion of the Series C Preferred Stock will be tradable until May 31, 2001 in accordance with the volume rules of Rule 144; and after May 31, 2001, will in most circumstances be freely tradable in accordance with Rule 144(k)(2)


                            SERIES D PREFERRED STOCK

         The Series D Preferred Stock is entitled to a 9% cumulative annual dividend, payable quarterly in cash or Series D Preferred Stock as determined at the discretion of the Board of Directors. The purchase price of the Series D Preferred Stock is $12.25 per share. The Series D Convertible Preferred Stock is currently convertible at the option of the holder into Common Stock of the Company at a rate of $12.25 divided by $2.80, or 4.375 shares of Common Stock per share of Series D Preferred Stock ("Conversion Ratio"). The Company also has the right to convert the Series D Preferred Stock into Common Stock at any time four years from its purchase date. The first purchase of Series D Preferred Stock was made on January 14, 2000. The Conversion Ratio may decrease to $12.25 divided by $3.50, or 3.5 shares of Common Stock per share of Series D Preferred Stock, dependent upon the market price of the Company's Common Stock. An antidilutive adjustment would be made in the event of a stock split, stock distribution, stock dividend or reclassification of the Common Stock. In the event of a merger, asset sale, consolidation or reorganization, the holder of shares of Series D Preferred Stock would be entitled to the kind and amount of such securities and property received by the holders of Common Stock, as if the holder had converted such shares into Common Stock immediately prior to such event.

----------------
(2) If a holder were an affiliate of the Company (a 10% or more holder or a controlling person), the volume rules will still apply.

         The Series D Preferred Stock has the right to vote or act by written consent to effect amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or Bylaws to adversely affect the voting powers, rights and preferences of the Series D Preferred Stock. The Series D Preferred Stock may effect any such amendment either by vote or written consent of 66 2/3% of the outstanding shares of Series D Preferred Stock. The Series D Preferred Stock also has the right to vote: (i) upon the authorization or creation of any security ranking prior to Series D Preferred Stock in the payment of dividends or in asset distribution rights upon liquidation; (ii) upon the merger or consolidation of the Company, unless the holders of Series D Preferred Stock would receive shares of stock having the same rights and preferences in the surviving corporation and no securities, with the exception of the Series A and Series B Preferred Stock, would be authorized or outstanding ranking in preference to the Series D with respect to the distribution of assets in liquidation and to the payment of dividends; (iii) and upon the redemption or purchase of parity or junior stock unless the dividends on the Series D Preferred Stock shall be first fully paid.

         The Series D Preferred Stock ranks senior to shares of Common Stock of the Company, PARI PASSU to the shares of Series C Preferred Stock, and junior to the shares of Series A and Series B Preferred Stock with respect to payments of dividends and liquidations. The Series D Preferred Stock has no redemption rights. The Series D Preferred Stock has unexercised demand registration rights which can require the Company to register the Series D Preferred Stock and the Common Stock underlying the conversion of the Series D Preferred Stock, so long as it is practicable for the Company to do so. The Series D Preferred Stock and the shares of Common Stock underlying the Series D Preferred Stock have piggyback registration rights.

                            SERIES B PREFERRED STOCK
                  TRADING YOUR CONVERTED I-STORM COMMON SHARES
                             ( RULE 144 COMPLIANCE)


You may trade your converted I-Storm, Inc. Common Stock provided that the following "Rule 144" conditions are met:

         o You seek to trade approximately no more than 58,000 shares of I-Storm Common Stock per quarter until February 18, 2001. (This number is an estimate - please see the last paragraph below).

         o You request your broker to provide you with appropriate "Rule 144" forms for your and your broker's execution. Those forms are:

                  o        the "Seller's Representation Letter"

                  o        the "SEC Form 144 Notice"

                  o        the "Broker's Representation Letter"

         o Your broker files these forms with the Company's transfer agent and the SEC, as applicable.

         o Counsel for the Company reviews the Rule 144 forms and finds that you and your broker have adequately complied with Rule 144, and issues a confirmation letter to the Company's transfer agent requesting that your Common Stock may be issued without legend and may be traded in accordance with Rule 144.

The Company's current outstanding and issued Common Stock totals approximately
5.8 million shares. Rule 144 generally permits you to trade 1% of this volume in the second year in which you hold your stock; hence the determination of the 58,000 share limitation set forth above. This number will change over the course of the next six months, dependent upon market volume, share issuances and conversions. If you should decide to file the Rule 144 documentation so that you may trade your shares, please have your broker check with the Company to see whether your share volume limitation has increased or decreased from the 58,000 share limit estimated above.

On February 18, 2001, you will have held your shares for an effective "two-year" period. At that point, you would request your broker for "Rule 144(k)" papers - the filing of these papers would allow you to trade without regard to volume limitations, unless you were an "affiliate" of the Company at that time. An "affiliate" is an officer, director, or one who exerts control over the Company. A ten percent owner of Common Stock is presumptively an affiliate, unless the owner can demonstrate a lack of control.

                            SERIES C PREFERRED STOCK
                  TRADING YOUR CONVERTED I-STORM COMMON SHARES
                             ( RULE 144 COMPLIANCE)


You may trade your converted I-Storm, Inc. Common Stock provided that the following "Rule 144" conditions are met:

         o You seek to trade approximately no more than 58,000 shares of I-Storm Common Stock per quarter until May 31, 2000. (This number is an estimate - please see the last paragraph below).

         o You request your broker to provide you with appropriate "Rule 144" forms for your and your broker's execution. Those forms are:

                  o        the "Seller's Representation Letter"

                  o        the "SEC Form 144 Notice"

                  o        the "Broker's Representation Letter"

         o Your broker files these forms with the Company's transfer agent and the SEC, as applicable.

         o Counsel for the Company reviews the Rule 144 forms and finds that you and your broker have adequately complied with Rule 144, and issues a confirmation letter to the Company's transfer agent requesting that your Common Stock may be issued without legend and may be traded in accordance with Rule 144.

The Company's current outstanding and issued Common Stock totals approximately
5.8 millions shares. Rule 144 generally permits you to trade 1% of this volume in the second year in which you hold your stock; hence the determination of the 58,000 share limitation set forth above. This number will change over the course of the next six months, dependent upon market volume, share issuances and conversions. If you should decide to file the Rule 144 documentation so that you may trade your shares, please have your broker check with the Company to see whether your share volume limitation has increased or decreased from the 58,000 share limit estimated above.

On May 31, 2001, you will have held your shares for an effective "two-year" period. At that point, you would request your broker for "Rule 144(k)" papers - the filing of these papers would allow you to trade without regard to volume limitations, unless you were an "affiliate" of the Company at that time. An "affiliate" is an officer, director, or one who exerts control over the Company. A ten percent owner of Common Stock is presumptively an affiliate, unless the owner can demonstrate a lack of control.